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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 26, 2004


                           FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


         1-8007                                          95-2815260
(Commission File Number)                    (I.R.S. Employer Identification No.)

         2020 SANTA MONICA BOULEVARD - SUITE 600 SANTA MONICA, CA 90404
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changes Since Last Report)





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     ITEM  5.    OTHER EVENTS


      On January 26, 2004, Fitch Ratings affirmed its senior debt rating of Fremont General Corporation ("the Company") at CCC+ and revised its Rating Outlook to "Positive" from "Stable." Fitch also affirmed its trust preferred rating of the Company's subsidiary, Fremont General Financing I at CC and revised its Rating Outlook to "Positive" from "Stable."

      On January 27, 2004, Moody's Investors Service upgraded its senior debt rating of the Company to B3 from Caa1 and upgraded its rating of the Company's subordinated debt to Caa2 from Caa3. In addition, Moody's upgraded its rating of the Company's trust preferred securities to Caa2 from Caa3. Moody's stated its outlook for the ratings as "Stable."



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       FREMONT GENERAL CORPORATION


     Date:  January 28, 2004           BY: /s/       Patrick E. Lamb
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                                       Patrick E. Lamb, Senior Vice President,
                                       Controller and Chief Accounting Officer



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